UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2026

BPGC ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40201	95-1578557
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1177 Avenue of the Americas, 5th Floor New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (347) 439-6664

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendment to Memorandum and Articles of Association.

As previously disclosed, on March 9, 2026, BPGC Acquisition Corp., a Cayman Islands exempted company (the “Company”) filed a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) relating to an extraordinary general meeting of shareholders of the Company (the “Extraordinary General Meeting”). At the Extraordinary General Meeting, shareholders approved an amendment (the “Extension Amendment”) to the Company’s amended and restated Memorandum and Articles of Association, as amended, to extend the date by which the Company has to consummate a business combination from March 16, 2026 to September 16, 2026 (the “Extension”).

A copy of the Extension Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 16, 2026, the Company held the Extraordinary General Meeting to approve a proposal to amend the Company’s Amended and Restated Memorandum and Articles of Association to extend the date by which the Company has to consummate or effect a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses from March 16, 2026 to September 16, 2026 (the “Extension Amendment Proposal”), as more fully described in the proxy statement filed by the Company with the Securities and Exchange Commission on March 9, 2026.

Holders of 19,674 Class A ordinary shares of the Company, each with one vote per share, 4,325,000 Class B ordinary shares of the Company, each with one vote per share, and 430,000 Series C preference shares of the Company, each with ten votes per share, held as of March 6, 2026, the record date for the Extraordinary General Meeting, were present in person or by proxy, representing approximately 97.23% of the shares outstanding and 98.45% of the voting power, in each case as of the record date for the Extraordinary General Meeting, and constituting a quorum for the transaction of business.

The voting results for the proposal was as follows:

The Extension Amendment Proposal

For	Against	Abstain
8,638,475	4,849	1,350

Accordingly, the Extension Amendment Proposal was approved.

Item 8.01. Other Events

In connection with the vote to approve the Extension Amendment Proposal, the holders of 45,195 Class A ordinary shares of the Company properly exercised their right to redeem their shares for cash at a redemption price of $12.06892053 per share, for an aggregate redemption amount of approximately $545,454.85. The Company will redeem such shares for cash.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
3.1	Amendment to Amended and Restated Memorandum and Articles of Association
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BPGC ACQUISITION CORP.

	By:	/s/ Nadim Z. Qureshi
	Name:	Nadim Z. Qureshi
	Title:	Chairman, Chief Executive Officer and President

Dated: March 19, 2026

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